SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ } Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                  California Micro Devices Corporation
- - -------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)

- - -------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

                                                           June 12, 1996

[LOGO OF CALIFORNIA MICRO DEVICES CORP.]
CALIFORNIA MICRO DEVICES CORPORATION


Dear Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders on Friday, July 26, at 8:30 a.m., at the Holiday Inn San Jose North, 777 Bellew Drive, Milpitas, California.

     Since our last shareholder meeting almost a year ago, your Company has made significant progress in its turnaround. For more information, please see the enclosed annual report.

     The Board of Directors unanimously recommends that all shareholders vote for the election of the nominated directors, and for the other
proposals presented in this Proxy Statement.   Dr. C.K.N. Patel, a
director since 1990, is not standing for re-election and in his place the Board has nominated John Sprague, a former director and currently a consultant to the Company. Dr. Patel has been a valued technology and business contributor during his years of service on the Board, and we shall miss him.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. If you intend to attend the Meeting, please mark the appropriate box on your card and fill out the remaining sections. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is extremely important that every shareholder vote. PLEASE send in your proxy card.

                                          Very truly yours,


                                          /S/Wade Meyercord
                                          WADE MEYERCORD
                                          Chairman of the Board

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of California Micro Devices Corporation ("CMD") will be held on Friday, July 26,1996, at 8:30 a.m., at the Holiday Inn San Jose North, 777 Bellew Drive, Milpitas,
California.

The items of business are:

1. Election of six directors of the Company, to serve until the next annual meeting of shareholders.

2.   Ratification of the Appointment of Auditors.

3. Amendment to the 1995 Stock Option Plan to increase from 1,600,000 to 2,040,000 the number of shares reserved for issuance thereunder.

4.   Amendment of the 1995 Non-Employee Directors' Stock Option Plan to
     increase from 	150,000 to 170,000 the number of shares reserved
     for issuance thereunder.

5.   Such other matters as may properly come before the meeting.

    These items are more fully described in the following pages, which are hereby made a part of this Notice.

     Only shareholders of record at the close of business on June 12, 1996, will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                             Sincerely,


                                             /S/Scott Hover-Smoot
Milpitas, California                         SCOTT HOVER-SMOOT
June 12, 1996                                Secretary

                     CALIFORNIA MICRO DEVICES CORPORATION
                             PROXY STATEMENT

                        I.   GENERAL INFORMATION

     This Proxy Statement, the accompanying proxy/voting instruction card (the "Proxy Card") and California Micro Devices Corporation Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (the "Annual Report"), are being distributed to shareholders commencing on or about June 17, 1996. Whether or not you expect to attend the Company's 1996 Annual Meeting of Shareholders (the "Annual Meeting") in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

     PROXY STATEMENT.    This Proxy Statement consists of Sections I
through VII, and contains four proposals. These Sections are intended to be read and understood together as one document. PLEASE CAREFULLY READ EACH SECTION.

     WHO CAN ATTEND THE ANNUAL MEETING. Only shareholders of record of common stock issued by California Micro Devices Corporation ("CMD" or the "Company") at the close of business on June 12, 1996, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Except as discussed herein, such shareholders are entitled to one vote for each share on each matter to be voted upon at the Annual Meeting.

     QUORUM AT THE ANNUAL MEETING.    As of the Record Date, CMD had
issued and outstanding 8,951,021 shares of voting Common Stock, not including 1,500,000 non-voting shares held in trust in anticipation of settlement of the pending securities class action litigation. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a shareholders' vote at the Annual Meeting are provided under "Approval of Proxy Statement Items."

     SUBMISSION OF PROXY CARD.    You are urged to sign and date the
Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

     The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date.

     If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. ALL Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

     VOTING BY PROXY CARD.    When you vote by Proxy Card, the following
procedure will apply:

     If you intend to vote by Proxy Card, please cast your vote in accordance with the instructions on the Proxy Card. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

     Signed proxies received by California Micro Devices Corporation on which no contrary instruction has been given will be voted FOR Proposals 1 through 4. IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR PROPOSALS 1 THROUGH 4. If you wish to vote in accordance with the Board of Directors' recommendations, simply sign, date and return your proxy card in the envelope provided.

     As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

     Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (the "Named Holders") holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by solicitors retained by the Company. No additional compensation will be paid to any Company employee, officer, or director for such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver soliciting materials to Named Holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

     CONDUCT OF THE ANNUAL MEETING.    The Annual Meeting will be
conducted in accordance with those procedures established by the Chairman of the Board of Directors. For the purpose of assuring accurate recording of proceedings, the Company may create an audio or audio video tape of the Annual Meeting.

     The Annual Meeting will proceed in the same order as the Proposals set out below.

     PROCEDURE FOR DIRECTOR NOMINATIONS BY SHAREHOLDERS.    The By-Laws
of the Company require advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The By-Laws require that the Company's Secretary must receive written notice of the intent of any shareholder to nominate a person as a director of the Company not less than thirty days before the date of the Annual Meeting. Pursuant to the By-Laws, notice of the intent to nominate must be sent in writing to: California Micro Devices Corporation, Attn.: Scott Hover-Smoot, Secretary, 215 Topaz Street, Milpitas, California 95035. Recommendations must be received before 5:00 p.m. on June 26, 1996 (30 days before the date set for the Company's Annual Meeting), and must be accompanied by a statement from the nominee indicating his or her willingness to serve if elected and disclosing his or her principal occupations or employment during the past five years. Nominations by shareholders of persons for the position of director may only be made at the Annual Meeting. Any nomination made by a shareholder whose nominee has not complied with this advance notification requirement will be disallowed, and no nomination of such person shall be placed before the shareholders. This requirement is not applicable to nominations made by the Board of Directors of the Company.

     APPROVAL OF PROXY STATEMENT ITEMS.    Only holders of shares of the
Company's Common Stock of record as of the close of business on June 12, 1996 (the "Record Date") are entitled to vote at the Annual Meeting. Except as otherwise provided for herein, each share of Common Stock is entitled to one vote on all matters to be voted upon. Votes cast at the Annual Meeting will be counted by an inspector of election, appointed by the Company. The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting, but shall not be counted in determining whether a particular proposal has been approved for matters not voted on.
Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes. Except where otherwise indicated, the proposals submitted to the Shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the votes of the shares of the Company represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

             II.   MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                   ELECTION OF SIX DIRECTORS (PROPOSAL NO. 1)
                   -----------------------------------------

                 YOUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF
           DR. ANGEL JORDAN, JEFFREY KALB, WADE MEYERCORD, DAVID SCHOON,
                   STUART SCHUBE, AND DR. JOHN SPRAGUE AS DIRECTORS

     Six directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company's By-Laws provide for not less than five nor more than nine Directors, with the current number of directors fixed at six.

     Shareholders voting for the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which each shareholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. However, no shareholder may cumulate votes until the candidate's name has been placed in nomination at the meeting prior to the voting and at least one shareholder at the meeting has given notice of the intention to cumulate votes prior to the voting. If such notice is given, every shareholder present, in person or by proxy at the meeting, may cumulate votes. UNLESS OTHERWISE INSTRUCTED, PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE SIX NOMINEES NAMED BELOW. HOWEVER, IN THE CASE OF CUMULATIVE VOTING, PROXY HOLDERS MAY CUMULATE VOTES IN THE ELECTION OF DIRECTORS, AND MAY ALLOCATE THE VOTES AMONG ONE OR MORE OF THE NOMINEES AS THE PROXY HOLDERS DEEM APPROPRIATE.

     Five of the six nominees are current directors of the Company:
Dr. Angel Jordan, Wade Meyercord, David Schoon, Stuart Schube, and Jeffrey Kalb. The sixth nominee, Dr. John Sprague, is a former director of the Company and has served during the last year as a consultant to the Board.

     Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

     The following table sets forth the names, ages, and principal occupations for the periods indicated and other directorships of each of the current nominees at the 1996 Annual Meeting.

                       Principal Occupation for the past Five Years  Director
Name             Age               and Other Directorships              Since
- - -----------      ---   --------------------------------------------- --------
Angel G. Jordan  65    University Professor of Electrical & Computer   1983
                       Engineering at Carnegie-Mellon University since
                       1991; Provost from 1983 to 1991; Dean of
                       Engineering from 1979 to 1983, Carnegie-Mellon
                       University.

Jeffrey C. Kalb  53    President and Chief Executive Officer of the    1995
                       Company since December 1994.  President and
                       Chief Operating Officer of MasPar Computer
                       Corporation (computer systems manufacturer),
                       1988 to 1993.  Vice President of Digital Equipment
                       Corporation (computer systems manufacturer),
                       1983 to 1987.

Wade Meyercord  55    Chairman of the Board since October 1994.        1992
                      President, Meyercord & Associates, Inc. since
                      1987 (consulting firm).  Chief Executive Officer
                      of Read-Rite Corp. (electronic data storage
                      company), 1984 to 1987.

David Schoon    44    President, Stock Portfolio Management, Inc.      1995
                      (financial consulting firm) since 1992.
                      Director Sparton Corporation (electronic and
                      electromechanical company) since 1994.

Stuart Schube	   56   President, Acorn Ventures, Inc. (venture         1986
                      capital   management company), and General
                      Partner, the Genesis Fund, Ltd. (venture
                      capital management company) since 1986.

John L. Sprague 65    President, John L. Sprague Associates since     Former
                      1987 (consulting firm).  President and Chief   Director
                      Executive Officer, Sprague Electric Company
                      (electronics company), 1981 to 1987.  Various
                      other executive management positions at Sprague
                      Electric Company, 1959 to 1981.  Director
                      Allmerica Financial Corporation (insurance
                      company) since 1972; Director Aerovox Corporation
                      (capacitor company) since 1989; Director Sipex
                      Corporation, (semiconductor corporation) since 1972.

There are no family relationships among any of the directors and officers.

                     RATIFICATION OF ERNST & YOUNG LLP
                   AS THE COMPANY'S INDEPENDENT AUDITORS
                   -------------------------------------
                              (PROPOSAL NO. 2)
                              ----------------

           YOUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
          ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     On January 6, 1995, the Company received a letter from Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), the Company's former independent accountants, confirming that Coopers & Lybrand was terminating its auditing relationship with the Company.

     The Coopers & Lybrand reports on the financial statements of the Company for the two fiscal years ended June 30, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. As a result of press releases issued by the Company, notification was made to persons who are known to be relying upon or who are likely to rely upon, the financial statements of the Company and the report for the year ended June 30, 1994, that such financial statements should not be relied upon. The Coopers & Lybrand resignation did not involve a decision by the Audit Committee of the Board of Directors of the Company or the Board as a whole.

     During the Company's two most recent fiscal years, there were no disagreements or reportable events pursuant to Item 304(a) (1) (iv) or
(v) of Regulation S-K.

     On January 31, 1995, the Company received a letter from Coopers & Lybrand confirming that it agrees with the foregoing statements.

     On January 31, 1995, the Company appointed Ernst & Young LLP as its new independent auditors.

     Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's ByLaws or otherwise. The Board of Directors is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change could be in the best interests of the Company and its shareholders.

                 AMENDMENT OF THE 1995 EMPLOYEE STOCK OPTION PLAN
                 ------------------------------------------------
                              (PROPOSAL NO. 3)
                              ----------------

               YOUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF
                       THE 1995 EMPLOYEE STOCK OPTION PLAN

    This amendment is to increase, from 1,600,000 to 2,040,000, the number of shares reserved for issuance under the previously approved 1995 Employee Stock Option Plan. The Company's 1995 Stock Option Plan (the "1995 Plan") was adopted by the Board on February 10, 1995, and ratified by the shareholders of the Company at the 1995 Annual Meeting. A total of 1,600,000 shares of Common Stock were approved for issuance under the 1995 Plan. This represented the approximate number of shares remaining in the Company's previously approved 1981 and 1987 Option Plans that were not subject to option grants. Thus, the net number of option shares approved remained essentially unchanged from what had been previously approved by the shareholders. Your Board recommends amending the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 420,000, to 2,020,000, to allow for the hiring of additional key employees and to retain presently employed key employees.

     The affirmative vote of the holders of the majority of the Company's shares present or represented by proxy and entitled to vote at the meeting will be required to amend the 1995 Plan. The Board believes that this plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate, and retain officers and key employees and recommends that the shareholders vote for ratification of this plan. Proxies solicited by the Board will be voted for this proposal unless shareholders specify otherwise on those proxies.

     A summary of the principal provisions of the 1995 Plan is set forth below.

     PURPOSES.    The purpose of the Company's stock option plans is to
attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Generally, options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management.

    ADMINISTRATION.    The 1995 Plan is administered by a committee of
directors, consisting of at least two "disinterested persons" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the "Committee"). The Committee has the authority to determine the persons to whom options are granted, the number of shares covered by each option, the type of option, the times at which an option may be exercised, the exercise price, the method of payment, and certain other terms. The interpretations and construction of any provision of the 1995 Plan is within the sole discretion of the Committee, whose determination is final and binding. Eligible employees are generally granted options upon commencement of employment and are reconsidered for additional options periodically thereafter. In awarding stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     ELIGIBILITY.    Options may be granted to any person, including
officers and consultants, employed by the Company or any of its subsidiaries or its successors, but not to any person who, at the time of the grant, is a nonemployee director of the Company. The Committee selects the optionees and determines the number of shares to be subject to each option granted under the 1995 Plan.

     TERMS OF OPTIONS.    Options granted under the 1995 Plan may be
either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code (the "Code"), or nonstatutory stock options and become exercisable in accordance with terms established at the time of grant. Subject to the provisions of the 1995 Plan, all options granted are exercisable on such terms and conditions as the Committee determines. Each option is evidenced by a stock option agreement between the Company and the optionee setting forth the terms and conditions of the option. The term of an option granted under the plan may not exceed ten years. The maximum term of ISOs granted to holders of more than 10% of the outstanding stock of the Company is five years. Each option becomes exercisable in installments as approved by the Committee, and may be exercised on a cumulative basis at any time before expiration. The Company's current standard form of stock option agreement provides for the vesting of the shares subject to the option over a four-year basis with one-quarter vesting one year following the date of grant and the remainder vesting on a quarterly basis over the succeeding three-year period. The Company has, however, from time to time granted options with vesting schedules that are different from the standard vesting described above.

     The exercise price for ISOs may not be less than 100% of the fair market value of a share of the Company's common stock on the date of grant; the exercise price for nonqualified options may be as low as 85% of fair market value on that date. If the Optionee, at the time an ISO is granted, owns stock possessing more than 10% of the total voting power of all classes of stock, the exercise price may not be less than 110% of the fair market value on the date of grant. The 1995 Plan permits the payment of the exercise price in cash or other property acceptable to the Committee (including shares of the Company's stock).

     The 1995 Plan provides that options are nonassignable and nontransferable, other than by will or the laws of descent and distribution, and may be exercised only by the employee while he or she is employed by the Company. Unless otherwise determined by the Committee, options may be exercised only within three months after termination of employment, or within 12 months following termination of employment due to a permanent and total disability, or by the employee's estate within 12 months after his or her death, provided that such options were exercisable on the date of death or termination of employment

     CAPITAL CHANGES.    The 1995 Plan provides for appropriate
adjustments of the number of shares subject to outstanding options, the exercise price thereof, and the number of shares available for future grants, in the event the Company's Common Stock is changed by reason of a subdivision or consolidation of shares, stock split, or other similar corporate transaction. If the Company merges with or into another corporation, and is not the surviving corporation, and each outstanding option under the 1995 Plan is not assumed by the continuing or surviving corporation, then the vesting of all unvested options shall be accelerated and all options will become immediately exercisable.

     AMENDMENT AND TERMINATION OF THE 1995 PLAN.    The 1995 Plan
terminates on February 10, 2015, or the date when all shares subject to or which may become subject to the 1995 Plan have been purchased under options granted under the 1995 Plan, whichever is earlier, and no further exercise of options may be made after that date. However, all options granted under the 1995 Plan will remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with the 1995 Plan.

     The Board may from time to time suspend, terminate, or amend the 1995 Plan in any respect; provided, however, that the Board may not, without the consent of the optionee, amend any outstanding option, or without the approval of the shareholders, materially increase the benefits accruing to participants under 1995 Plan or materially modify the requirement as to eligibility for participation in the 1995 Plan.

     FEDERAL INCOME TAX INFORMATION.    If an option granted under the
1995 Plan is an ISO, the optionee will recognize no income upon grant of the option and incur no tax liability due to the exercise of the option unless the optionee is subject to alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, a gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Under current law, the maximum long-term capital gain tax rate for individuals is 28% while the maximum ordinary income tax rate for individuals is 39.6%.

     All options which do not qualify as ISOs are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code within 30 days after the date of exercise. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment of cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan, and does not purport to be complete. The foregoing does not discuss the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

         AMENDMENT OF  THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
         ----------------------------------------------------------------
                            (PROPOSAL NO. 4)
                             --------------

                 YOUR BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF
                  THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     This amendment is to increase, from 150,000 to 170,000, the number of shares reserved for issuance under the previously approved 1995 Non-Employee Directors' Stock Option Plan. The 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors on February 10, 1995, and ratified by the shareholders of the Company at the 1995 Annual Meeting. The Directors' Plan is designed to provide non-employee directors with an equity incentive through their proprietary interest in the Company and to encourage them to continue to serve as directors of the Company. Upon the adoption of this plan by the Board on February 10, 1995, each non-employee director received a grant of 10,000 shares. A total of 150,000 shares of Common Stock were initially reserved for issuance under the Directors' Plan. The Board recommends amending the Directors' Plan to allow for the issuance of an additional 20,000 shares, so that the shares that may be issued under the Directors' Plan shall total 170,000.

     The affirmative vote of the holders of the majority of the Company's shares present or represented by proxy and entitled to vote at the meeting will be required to ratify this plan. The Board believes that approval of the Directors' Plan is necessary to enable the Company to provide meaningful equity incentives to attract, motivate and retain non-employee directors and recommends that the shareholders vote for approval of the Directors' Plan. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THOSE PROXIES.

     A summary of the principal provisions of the Directors' Plan are set forth below.

     PURPOSE. The purpose of the Directors' Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased Common Stock ownership by the members of the Board who are not employees of the Company or any of its subsidiaries and align directors' interests with those of the shareholders.

     ADMINISTRATION.    The Directors' Plan is designed to work
automatically. Each director elected or reelected at an Annual Meeting is entitled to receive a grant of 10,000 shares as of the date of the Annual Meeting. A director joining the Board for the first time receives an option for 15,000 shares. Where administration is necessary, it will be provided by the Board of Directors, or the Board may delegate the administration of the Plan to a committee of the Board. The Board has not yet delegated the administration of this Plan. No discretion concerning decisions regarding the Director's Plan is afforded to any person who is not a "disinterested" person under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The interpretation and construction of any provision of the Directors' Plan by the plan's administrator is final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan.

     ELIGIBILITY.    The Directors' Plan provides for the grant of
nonstatutory stock options to non-employee directors of the Company.

    TERMS OF OPTIONS.    Each option is evidenced by a stock option
agreement between the Company and the optionee setting forth the terms and conditions of the option. The term of an option granted under the plan may not exceed ten years. The option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the full calendar quarters thereafter.

     The exercise price for nonstatutory options granted under the Directors' Plan shall be the fair market value of a share of the Company's Common Stock on the date of grant. The Directors' Plan permits the payment of the exercise price in cash, in exchange for other shares of the Company's stock, by promissory note or other property acceptable to the Board.

     The Directors' Plan provides that options are nonassignable and nontransferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution, and may be exercised only by the optionee. If the optionee ceases to be a Director for any reason other than his or her death or disability, the optionee shall have the right to exercise any option held at any time within six months after the date he or she ceases to be a Director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. In the event of the death of an optionee, the option may be exercised at any time within five years after death, but only to the extent that the option would have been exercisable at the time of death. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within one year after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

     CAPITAL CHANGES.    The Directors' Plan provides for appropriate
adjustments of the number of shares subject to outstanding options, the exercise price thereof, and the number of shares available for future grants, in the event the Company's shares are changed by reason of a subdivision or consolidation of shares, stock split, or other similar corporate transaction.

     AMENDMENT AND TERMINATION OF THE DIRECTORS' PLAN.    The Directors'
Plan terminates on February 10, 2015, or the date when all shares subject to, or which may become subject to, the Directors' Plan have been purchased under options granted under the Directors' Plan, whichever is earlier and no further exercise of options may be made after that date. However, all options granted under the Directors' Plan will remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with the Directors' Plan.

     The Board may amend, alter, suspend or discontinue the Directors' Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the Directors' Plan, without the optionee's consent. Shareholder approval is required for any amendment to the Directors' Plan which would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits which may accrue under the plan. Except as otherwise may be required under applicable tax, securities or corporate law, other amendments may be adopted solely with the approval of the Board.

     FEDERAL INCOME TAX INFORMATION.    Options granted under the
Directors' Plan are nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan and does not purport to be complete. Further, this summary does not discuss the income tax effect of any municipality, state or foreign country in which an optionee may reside.

          III.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table sets forth certain information concerning the Company's current directors and executive officers:

         Name                 Age                  Position
- - ----------------------        ---   -------------------------------------
Jeffrey C. Kalb                53   President, Chief Executive Officer, Director

John E. Trewin                 49   Vice President and Chief Financial Officer

Robert Filiault                53   Vice President of Sales

John Jorgensen                 48   Vice President of Engineering

Scott Hover-Smoot              41   General Counsel and Secretary

Arieh Schifrin                 57   Vice President, Operations

Angel G. Jordan(1)(2)(4)(6)    65   Director

Wade Meyercord(1)(5)(6)        55   Chairman of the Board

C.K.N. Patel(1)(2)(4)(6)(7)    57   Director

Stuart Schube(1)(3)(4)(5)(6)   56   Director

David Schoon(3)(4)             44   Director

- - ----------------
(1)   Member of Executive Committee
(2)   Member of Compensation Committee
(3)   Member of Audit Committee
(4)   Member of Stock Option Committee
(5)   Member of Nominating Committee
(6)   Member of Special Committee
(7)   Is not standing for re-election as a Director.

     Jeffrey C. Kalb has been President and Chief Executive Officer of the Company since December 1994. He has been a director of the Company since September 1995. He was President and Chief Operating Officer of MasPar Computer Corporation, a computer systems manufacturer, from 1988 to 1993. He was Vice President with Digital Equipment Corporation, a computer systems manufacturer, from 1983 to 1987.

     John E. Trewin has been Vice President and Chief Financial Officer since January 1995. He was Vice President and Chief Financial Officer of The O'Brien Corporation, a coatings manufacturer, from 1990 to 1994, and Vice President and Chief Financial Officer of Ampex Corporation, an electronics equipment and magnetic recording media manufacturer, from 1986 to 1989.

     Robert Filiault has been Vice President of Sales since August 1995. He was Vice President of Sales for Burr-Brown Corporation for North America and Asia Pacific area, a manufacturer of precision linear and mixed signal integrated circuits, from 1991 to 1995, and held several positions with North American Philips/Signetics from 1979 to 1991, including Director of Automotive Business and President of Signetics Japan.

     John Jorgensen has been Vice President of Engineering since November 1995. He held several positions at National Semiconductor Corporation, including Director of Corporate Business Development, from 1972 to 1995.

     Arieh Schifrin has been Vice President, Operations since February 1995. He was a management consultant for high technology companies from 1991 to 1995. He was Executive Vice President for Catalyst Semiconductor, a semiconductor company, from 1989 to 1991; Executive Vice President of Xicor, Inc., a semiconductor manufacturing company, from 1980 to 1989; and Operations Manager for Data General Corp., a computer company, from 1977 to 1980.

     Scott Hover-Smoot has been Corporate Secretary and General Counsel since July 1994. He was Associate and Senior Associate at Berliner, Cohen, a law firm, from 1986 to 1994.

     Angel G. Jordan has been a Director of the Company since 1986. He has been a Professor of Electrical and Computer Engineering at Carnegie Mellon University since 1966. He was Provost of the University from 1983 to 1991, Dean of Engineering from 1979 to 1983, and Head of the Department of Electrical and Computer Engineering from 1969 to 1979. He is now University Professor of Electrical and Computer Engineering.

     Wade Meyercord is Chairman of the Board of Directors of the Company and has served on the Board of Directors since 1992. Mr. Meyercord is also President of Meyercord & Associates, a consulting company, since 1987. He was Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987.

     C.K.N. Patel has been a Director of the Company since 1990. Dr. Patel has been Vice Chancellor for Research Programs at UCLA since 1993. He was Executive Director for Research Materials Science, Engineering and Academic Affairs Division, AT&T Bell Laboratories. He is a Director of Newport Corp., an optical components company, and Accuwave Corporation, a holographic devices manufacturer.

     Stuart Schube has been a Director of the Company since 1986. He has been President of Acorn Ventures, Inc., a venture capital management firm, and General Partner of the Genesis Fund, Ltd., a venture capital investment company, since 1986.

     David Schoon has been a Director of the Company since September
1995.   He is President of Stock Portfolio Management, Inc., a financial consulting firm, since 1992. He is a Director of Sparton Corporation, an electronic and electromechanical company, since 1994.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of May 31, 1996, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company's Common Stock(3); (ii) each of the Company's directors; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.
Except as otherwise noted, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them.

                                      Shares Beneficially
     Beneficial Owner (1)                Owned(2)	              Percent(3)
     --------------------             ------------------        ----------
     Chan Desaigoudar
       490 Santa Rosa Drive
       Los Gatos, CA 9503                 1,581,340(4)              17.9%

     Hitachi Metals, Ltd.
       2-1-2 Marunouchi
       Chiyod-ku,  Tokyo 100 Japan          980,000                 11.1%

     Jeffrey C. Kalb(5)                     115,000                  1.3%

     Stuart Schube(5)                        43,125                    *

     Angel G. Jordan(5)                      39,952                    *

     Wade Meyercord(5)                       39,675                    *

     John E. Trewin(5)                       27,837                    *

     C.K.N. Patel(5)                         23,125                    *

     Scott Hover-Smoot(5)                     5,000                    *

     Arieh Schifrin(5)                        4,437                    *

     Richard Helfrich(5)(6)                   4,000                    *

     Directors and Executive Officers
       as a group (12 persons)              303,151                  3.4%

- - --------------------------------
*     Less than 1%.

(1) Based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission.
(2) Includes shares subject to options exercisable within 60 days after March 31, 1996.
(3) Total shares calculation does not include the 1,500,000 shares held in trust for class action shareholders litigation.
(4) Based solely upon information furnished by First Interstate Bank of California, record date March 31, 1996.
(5)    215 Topaz Street, Milpitas, California 95035.
(6)     As of April 26, 1996, longer an employee of the Company.

               IV.  CORPORATE GOVERNANCE -- OFFICERS AND DIRECTORS

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 1996 ("fiscal 1996"), the Board of Directors of the Company had an Executive Committee, an Audit Committee, a Compensation Committee, a Special Committee, a Stock Option Committee, and a Nominating Committee.

     The Executive Committee consisted of Messrs. Jordan, Meyercord, Patel, Schube, and Sprague. The Executive Committee had all of the authority of the Board of Directors to act on any matter except with respect to (i) the approval of any action for which shareholder approval is required under the California Corporations Code; (ii) the filling of vacancies on the Board of Directors or on any committee thereof; (iii) the fixing of compensation for directors; (iv) the adoption, amendment or repeal of any bylaw; (v) the amendment or appeal of any resolution of the Board of Directors which by its terms is not so amendable or repealable;
(vi) any distribution to shareholders except at a rate or within a price range determined by the Board of Directors; and (vii) the appointment of other committees of the Board of Directors or the members thereof. The Executive Committee held 6 meetings during fiscal 1996.

     The Audit Committee oversees the Company's accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to the Board of Directors regarding appointment of independent auditors. Prior to September 15, 1995, the Audit Committee consisted of Wade Meyercord and Stuart Schube. That Audit Committee held 2 meeting during fiscal 1996. The present Audit Committee, elected on September 15, 1996, consists of David Schoon and Stuart Schube.

     The Compensation Committee's principal functions are to recommend to the Board the compensation of directors and officers of the Company, to oversee the administration of the Company's stock option plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. See also "Compensation Committee Report." The present Compensation Committee consists of Angel Jordan and C.K.N. Patel. The Compensation Committee held 4 meetings during fiscal 1996.

     On September 15, 1995, the Board created a Special Committee for the purpose of dealing with the past legal and accounting issues of the Company. The Special Committee consists of Messrs. Jordan, Meyercord, Patel, and Schube. There were 2 meetings of the special Committee during fiscal 1996.

     The Stock Option Committee was created in January 1996 to oversee the 1995 Employee Stock Option Plan which had been approved by the shareholders at the annual meeting in September 1995. The Stock Option Committee consists of Angel Jordan, C.K.N. Patel, David Schoon, and Stuart Schube. There were no meetings of the Stock Option Committee during fiscal 1996.

     On April 19, 1996, the Board created a Nominating Committee for the purpose of making recommendations to the Board of Directors regarding director nominees to the Board. The Nominating Committee consists of Wade Meyercord and Stuart Schube. The Nominating Committee has held one meeting.

     During fiscal 1996, the Board of Directors held 8 regular meetings and 1 special meeting. Each director attended at least 80% of the meetings held during fiscal 1996 which occurred on or after the initiation of their term as a director. Each director who served on the Compensation Committee also attended all of the Committee meetings held during fiscal 1996 which occurred on or after the initiation of his term as a director. Each director who served on the Audit Committee also attended all of the Committee meetings held during fiscal 1996 which occurred on or after the initiation of his term as a director.

DIRECTOR COMPENSATION

     Directors are entitled to be paid, in addition to their out-of-pocket expenses, $500 per month plus $1,000 for each Board Meeting, and $250 for each conference call.

                          STOCK OPTION TABLES

     The following table shows for each of the Named Executive Officers certain information with respect to stock options granted during the last fiscal period.

                     Option Grants In Last Fiscal Year
                     ---------------------------------
                    (Twelve Months Ended March 31, 1996)
                    ------------------------------------
                                                             Potential
                                                            Realizable
                                                             Value at
                                                             Assumed
                                                              Annual
                                                             Rates of
                                                           Stock Price
                       Individual Grants                 Appreciation
                                                        for Option Term
- - ------------------------------------------------------- ---------------
             Number of    Percentage
             Securities   of Total
             Underlying   Options
             Options      Granted to  Exercise
             Granted      Employees   or Base    Expir-
                         in Fiscal   Price      ation     5%        10%
Name          (#)        Year        (S/Share)  Date      ($)       ($)
- - --------   ----------   ----------  ---------  -------  -------  -------
John E.
 Trewin       15,000        1.9%       $8.875   7/21/05  $216,847  $345,292

Arieh
Schifrin     15,000        1.9%       $8.875   7/21/05 $216,847 $345,292

     The above options are exercisable over a four year period, with 25% exercisable one year after date of grant and the balance exercisable in quarterly installments thereafter.



     The following table sets forth as to each of the Named Executive Officers, certain information with respect to stock options exercised during the last fiscal year (twelve months ended March 31, 1996) and unexercised options held as of March 31, 1996.

             Aggregated Options Exercises In Last Fiscal Year
             ------------------------------------------------
                      and FY-End Options Values
                      ---------------------------
                 Shares               Number of Shares         Value of
               Acquired    Value        Underlying            Unexercised
                   on      Real-    Unexercised Options       In-The-Money
               Exercise    ized        at FY-End (#)     Options at FY-End
Name               (#)      ($)    Exercis- - Unexercis- Exercis-   Unexercis-
                                      able    able          able    able
- - -------------  ------   --------  -------- ----------- -------- ----------
Jeffrey C. Kalb  22,000  $179,125    78,000  300,000     $750,750  $2,887,500

John E. Trewin      0       0        18,750   71,250     $180,469  $  685,781

Arieh Schifrin      0       0        18,750   71,250     $180,469  $  685,781

Richard Helfrich    0       0        15,625   34,375     $150,391  $  330,859

Scott Hover-Smoot   0       0        12,500   27,500     $120,313  $  264,688

                                    15

Executive Compensation

     The following table presents the reportable compensation for persons who held the position of CEO and the top 4 executive officers who received compensation above $100,000 during the fiscal year ended March 31, 1996 (the "Named Executive Officers"):

                        SUMMARY COMPENSATION TABLE

Annual Compensation
                                                    Long-Term
                         Annual Compensation       Compensation
                       --------------------------   Securities    All Other
NAME AND PRINCIPAL                                  Underlying   Compensation
Position               Year    Salary($)  Bonus($)  Options(#)     ($)(1)
- - -----------------------------------------------------------------------------
Jeffrey C. Kalb(2)     1996    $240,000   $72,000     None        $5,145(1)
 President and Chief   1995(3) $ 76,774   $20,000     400,000     $1,615(1)
 Executive Officer,
 Director

John E. Trewin         1996    $138,346   $39,696      15,000     $3,652(1)
 Vice President and    1995(3) $ 26,796    None        75,000        None
 Chief Financial
 Officer

Arieh Schifrin         1996    $138,346   $35,563      15,000     $4,283(1)
  Vice President,      1995(3) $ 10,615    None        75,000        None
  Operations

Richard Helfrich(4)    1996    $124,027  $33,459        None      $3,598(1)
  Vice President,      1995(3) $ 64,615    None         50,000    $4,979(1)
  Marketing

Scott Hover-Smoot(2)   1996    $114,865  $34,063        None        None
  Secretary and        1995(3) $ 85,154    None         40,000      None
  General Counsel

- - --------------------------
(1)   Company matching contributions to the 401k savings plan.
(2) Mr. Kalb joined the Company in December 1994. The Company does not have an employment agreement with its Chief Executive Officer or any compensation plan or arrangement with the Chief Executive Officer which results from the resignation, retirement or other termination of employment or from a change in control of the Company other than an agreement that if the Chief Executive Officer is terminated by the Company without cause, he is entitled to severance pay for nine months at the rate of $20,000 per month plus continuation of employee benefits such as medical, dental and disability coverage. Mr. Hover-Smoot joined the Company in June 1994. The Company does not have an employment agreement or any compensation plan or arrangement with Mr. Hover-Smoot which results from the resignation,
      retirement or other termination 	of employment or from a change in
      control of the Company other than an agreement that if he is terminated by the Company without cause, he is entitled to severance pay, at a rate equal to his then current salary, for up to twelve months.
(3)   Nine months ended March 31, 1995.
(4)   As of April 26, 1996, no longer an employee of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") recommends compensation of Company officers and directors to the Company's Board of Directors.

     COMPENSATION PHILOSOPHY.     The Company believes that the management
team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

     BASE SALARY.     The Committee annually reviews each executive
officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Committee believes current executive salaries are in general competitive with those of comparable companies.

     BONUS.     The Company's bonus plan provides for bonuses to be
awarded to key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

     OPTIONS.     The purpose of the Company's stock option plans is to
attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     Section 162(m) of the Internal Revenue Code (the "Code") imposes a limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain Named Executive Officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

     CEO COMPENSATION.    The Committee uses the same procedures described
above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. The Committee believes that the CEO's salary and bonus plan is competitive with the salaries offered to CEOs of comparable companies. In recommending stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

     CONCLUSION.    As a significant portion of the Company's compensation
program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

     The foregoing reports of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Company's Board of Directors was at any time during the year ended March 31, 1996, or at any other time an officer or employee of the Company. Currently, no executive officer of the Company serves as a member of the Compensation Committee. Mr. Jeffrey C. Kalb, President and Chief Executive Officer of the Company, was elected to the Board of Directors on September 15, 1995.

Certain Relationships and Transactions

   	Mr. Wade Meyercord, Chairman of the Board of Directors since October 27, 1994, has been actively involved in the management of the Company since that date and has been compensated for his services to the extent that his efforts have been over and above the normal duties of an outside director.
Compensation for these services totaled approximately $106,000 during the fiscal year ended March 31, 1996.

                     V.  FIVE-YEAR STOCK PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return CMD Common Stock, the Standard & Poor's 500 Index ("S&P"), and the S&P Electronics (Semiconductors) Index (excluding CMD).

     The graph assumes $100 was invested on March 31, 1991, in CMD Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (CMD Common Stock has not paid dividends.)

                                  ANNUAL RETURN PERCENTAGES

     Company/Index             Mar    Mar     Mar    Mar    Mar
                               92     93      94     95     96
=================================================================
S&P 500 INDEX                  11.04  15.23    1.47  15.57  32.10
ELECTRONICS (SEMICONDUCTORS)   20.88  87.13   34.07  20.08  10.22


                                     INDEXED RETURNS

     Company/Index             Mar  Mar     Mar     Mar    Mar     Mar
                               91   92      93      94     95      96
==========================================================================
S&P 500 INDEX                  100  110.04  127.95  129.84  150.05  198.22
ELECTRONICS (SEMICONDUCTORS)   100  120.88  226.20  303.25  364.16  401.36


                          PERFORMANCE GRAPH APPEARS HERE

                            CMD Stock Performance
- - -------------------------------------------------------------------------
                         Mar    Mar       Mar     Mar     Mar      Mar
                         91     92        93      94      95       96
=========================================================================
Closing Price           $2.50   $3.75     $7.125  $18.25  $4.375   $9.625
Annual Return %         (31.03) 170.00    5.56    156.14  (76.02)  120.00
Index Return             100    270       285     730      175      385


     Pursuant to Securities and Exchange Commission regulations, this chart is not "soliciting material", is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with, with the exception of Chan Desaigoudar.

                           VI.   OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.




               VII.   SHAREHOLDER PROPOSALS TO BE PRESENTED AT
                            NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented by such shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than March 20, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                              FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the period ended March 31, 1996, is being mailed with this proxy statement to shareholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 215 Topaz Street, Milpitas, California 95035-5430.



                                By Order of the Board of Directors



                               /S/Scott Hover-Smoot
                               Scott Hover-Smoot, Secretary

                               Milpitas, California

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